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                            Prudential Balanced Fund
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                          Supplement Dated May 8, 2000
                        Prospectus Dated October 4, 1999

   The Board of Trustees of Prudential Balanced Fund (the Fund) has recently approved a proposal to exchange the assets and liabilities of the Fund for shares of Prudential Active Balanced Fund, a series of The Prudential Investment Portfolios, Inc. Class A, Class B, Class C and Class Z shares of the Fund would be exchanged at net asset value for respective Class A, Class B, Class C and Class Z shares of equivalent value of Prudential Active Balanced Fund.

   The transfer is subject to approval by the shareholders of the Fund. The shareholders' meeting is scheduled to occur in September 2000. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Fund's shareholders in July 2000.

   Under the terms of the proposal, shareholders of the Fund would become shareholders of Prudential Active Balanced Fund. No sales charges would be imposed on the proposed transfer.The Fund anticipates obtaining an opinion of its counsel that the transaction will not result in gain or loss to shareholders of the Fund for federal income tax purposes.

   Effective immediately, the Fund will no longer accept orders to purchase or exchange into its shares of any class, except for (1) Retirement Programs, PruArray Association Benefit Plans and PruArray Savings Programs that are currently shareholders, and successor or related programs and plans, (2) investors who have executed a Letter of Intent prior to May 5, 2000, (3) shareholders who have elected to reinvest dividends and/or distributions and (4) current shareholders participating in automatic investment plans. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption rights remain in effect until the transaction is consummated.

   The investment objective of Prudential Active Balanced Fund is to seek income and long-term growth of capital by investing in a portfolio
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of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.

   The following replaces the information contained in 'How the Fund is Managed--Portfolio Managers':

   In managing the Fund's asset allocation, the portfolio managers use a quantitative model. They manage the stock portion of the Fund's portfolio using behavioral finance models to select securities they believe to be underpriced, while maintaining a risk profile like the Standard & Poor's 500 Composite Stock Price Index.

   James Scott, Ph.D., is a Senior Managing Director of Prudential Investments Quantitative Management, a unit of Prudential Investments. He has been a portfolio manager for the Fund since May 2000. Mr. Scott has managed balanced and equity portfolios for Prudential's pension plans and several institutional clients since 1987. He received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.

   Mark Stumpp, Ph.D., is a Senior Managing Director of Prudential Investments. He also has been a portfolio manager for the Fund since May 2000. He chairs the Quantitative Management Group's Investment Policy Committee and is responsible for its model portfolio. Mr. Stumpp developed and oversees the methodology underlying the group's actively managed equity portfolios. Mr. Stumpp has managed mutual fund portfolios since 1995 and has managed investment portfolios for over 11 years. Mr. Stumpp received a B.A. from Boston University and an M.A. and a Ph.D. from Brown University.

   Prudential Investments' Fixed Income Corporate Team, headed by Steven Kellner, has been primarily responsible for overseeing the day-to-day management of the fixed-income portion of the Fund since September 1999. The Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Fixed Income Investment Policy Committee and the Fund's investment restrictions and policies. In addition, a credit research team of analysts supports the Team using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.